EXHIBIT 10.2

                              Rental API Agreement

Agreement, dated as of June 28, 2000, between NetCreations, Inc., a New York corporation having a place of business at 379 West Broadway, New York, New York 10012 ("NetCreations") and Itract, LLC, a Delaware limited liability company with a place of business at 18 West 18th Street, New York, New York 10011 ("ITL").

WHEREAS, NetCreations and ITL have entered into a list brokering agreement, dated as of September 29, 1999 (the "Broker Agreement"); and

WHEREAS, in connection with ITL's list brokering activities, ITL desires to use NetCreations' Rental Application Program Interface (the "Rental API");

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1. NetCreations shall make available the Rental API in connection with ITL's brokering activities under the Broker Agreement, and ITL agrees that its use of the Rental API shall be, subject to the limitations of warranty and liability contained in this Agreement, and such different or other terms and conditions as NetCreations shall make generally applicable from time to time to brokers' use of the Rental API. NetCreations may discontinue ITL's use of the Rental API at any time in its discretion and, where practicable, will give ITL thirty (30) days prior written notice of the same. Subject to such right of NetCreations, ITL's use of the Rental API shall immediately cease upon any termination of the Broker Agreement. Any rights or privileges of ITL to use of the Rental API shall be non-transferable and non-assignable.

2. NETCREATIONS PROVIDES THE RENTAL API, AND ITL AGREES THAT ANY USE OF THE RENTAL API IS, ON AN "AS IS" BASIS. NETCREATIONS MAKES NO WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF ANY INFORMATION OBTAINED THROUGH THE RENTAL API, THE INTEGRITY OF ANY OF ITL'S (OR ITL'S CLIENT'S) DATA USED IN CONJUNCTION WITH THE RENTAL API, OR THE ADEQUACY OR CAPACITY OF THE RENTAL API TO ATTAIN SOME OR ALL OF ITL'S OR ITL'S CLIENT'S OBJECTIVES OR THAT THE RENTAL API SHALL OPERATE UNINTERRUPTED OR ERROR FREE. THE USE OF THE RENTAL API IS FURTHER SUBJECT TO CERTAIN HARDWARE AND SOFTWARE REQUIREMENTS, WHICH INFORMATION ITL MAY REQUEST FROM NETCREATIONS.

3. NETCREATIONS MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED -- INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, TITLE, NON-INFRINGEMENT, OR FITNESS FOR A PARTICULAR PUROSE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE -- ABOUT ITS PRODUCTS OR SERVICES, INCLUDING THE POSTMASTERDIRECT.COM SERVICE, THE RENTAL API AND THE PERFORMANCE OF ANY MAILINGS MADE BY IT ON BEHALF OF ITL OR ITL'S CLIENTS, OR THAT THE POSTMASTERDIRECT.COM SERVICE, THE RENTAL API OR OTHER WEBSITES OR SERVICES OPERATED BY NETCREATIONS WILL OPERATE UNINTERRUPTED, SECURE OR ERROR FREE. THIS AGREEMENT IS NOT FOR A SALE OF GOODS.

4. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE TO ANY OTHER PARTY TO THIS AGREEMENT FOR ANY INCIDENTAL, SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING LOSS OF DATA, LOSS OF SERVICE, LOSS OF PROFITS OR LOSS OF GOODWILL, WHETHER ARISING IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL NETCREATIONS BE

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         LIABLE TO ITL, OR ANY PARTY MAKING A CLAIM OR DEMAND AGAINST ITL, FOR
         MORE THAN THE AMOUNT OF MONIES RECEIVED BY NETCREATIONS FOR THE PARTICULAR EMAILING FROM WHICH THE CLAIM AROSE. THIS LIMIT OF LIABILITY SHALL NOT BE EXCEEDED, NOTWITHSTANDING THE NUMBER OF SUCH CLAIMS AND DEMANDS. THIS LIMITATION OF LIABILITY SHALL BE EFFECTIVE
         NOTWITHSTANDING THAT ITL'S AVAILABLE REMEDIES MAY FAIL OF THEIR ESSENTIAL PURPOSE.

5. ITL agrees and acknowledges that the Rental API constitutes the confidential and proprietary information of NetCreations; that NetCreations expended significant time, effort and expense in developing it; and that the Rental API confers a competitive advantage upon NetCreations. Accordingly, ITL shall hold in confidence, and use only for purposes of carrying out its broker obligations under the Broker Agreement, all information concerning the Rental API, including without limitation the Rental API syntax. ITL shall restrict disclosure of such information only to its employees with a need to know. ITL shall obtain no proprietary interest or other rights in the Rental API by virtue of this Agreement or its use of the Rental API. ITL agrees to return to NetCreations, immediately upon NetCreations' request, all materials concerning the Rental API that had been furnished to it, and to certify the same to NetCreations. ITL agrees that damages shall not be an adequate remedy in the event of any breach or threatened breach of its obligations regarding the use of the Rental API, and that NetCreations shall be entitled to injunctive relief, in addition to its other rights and remedies, in the event of any threatened or actual breach of such obligations, without having to post bond in connection therewith.

6. This Agreement, together with such other terms and conditions and/or rules or policies instituted by NetCreations concerning use of the Rental API, constitutes the entire Agreement between the parties regarding use of the Rental API and supersedes all oral or written agreements, either entered prior to or contemporaneously with this Agreement, which may concern use of the Rental API. This Agreement may not be modified except by written agreement dated subsequent to the date of this Agreement and signed by both parties. If any portion of this Agreement is deemed unenforceable, then the remainder of this Agreement shall be deemed severable, and shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on their behalves by their respective duly authorized officers as of the date first set forth above.

NETCREATIONS, INC.                             ITRACT, LLC


By: /s/ Scott Wolf                             By: /s/ Anthony Peluso
   ------------------                             ----------------------
Name: Scott Wolf                               Name: Anthony Peluso
Title: Sr. VP                                  Title: VP - Marketing